UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Pitney Bowes Inc.

(Name of Registrant as Specified in Its Charter)

Hestia Capital Partners LP

Helios I, LP

Hestia Capital Partners GP, LLC

Hestia Capital Management, LLC

Kurtis J. Wolf

Milena Alberti-Perez

Todd A. Everett

Katie A. May

Lance E. Rosenzweig

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Hestia Capital Partners, LP (“Hestia Capital”), together with the other participants named herein (collectively, “Hestia”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Pitney Bowes Inc., a Delaware corporation (the “Company”).

Item 1: On April 3, 2023, Hestia delivered a letter and other materials previously filed with the SEC to certain current and former employees of the Company. A copy of the letter is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 2: On April 3, 2023, Hestia issued the following digital advertisements: